Exhibit 99.1

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Exhibit 99.1

[LOGO OF ASTORIA FINANCIAL CORPORATION]

LONG ISLAND’S PREMIER COMMUNITY BANK

www.astoriafederal.com

INVESTOR PRESENTATION
FOURTH QUARTER ENDED
DECEMBER 31, 2005

[LOGO OF ASTORIA FINANCIAL CORPORATION]

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following:  the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Corporate Profile	NYSE: AF

•	$22.4 billion in assets

•	$12.8 billion in deposits

•	8.3% deposit market share in Long Island market

	–	Largest thrift depository

•	Insider & ESOP stock ownership: 18%

•	$3.0 billion market cap

•	12 years as a public company – enhancing shareholder value

All figures in this presentation are as of December 31, 2005 and all market data and IBES consensus are as of February 3, 2006, except as noted.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Dividend Growth

CAGR = 27%

[CHART APPEARS HERE]

* 1Q06 annualized

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Cumulative Cash Returned to Shareholders

Over $1.9 billion returned to shareholders in the past 9 years
(In Millions)

[CHART APPEARS HERE]

Shares Repurchased:	6.7M	1.0M	12.8M	7.8M	15.5M	10.9M	10.6M	9.1M	6.6M
Average Price:	$12.85	$16.31	$12.48	$10.81	$18.70	$19.32	$18.42	$24.82	$27.49

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Stock Performance - Comparative Ten Year Total Return

[CHART APPEARS HERE]

Comparative returns from December 31, 1995 – December 31, 2005

[LOGO OF ASTORIA FINANCIAL CORPORATION]

A Simple Formula for Enhancing Shareholder Value

MORTGAGE LENDING		RETAIL BANKING
•	Portfolio lender, not a mtge. banker	•	Premier community bank on Long Island
•	1-4 Family, Multi-Family and Commercial R.E. expertise	•	Dominant deposit market share
•	Superior asset quality	•	#1 thrift depository in core market

EFFICIENCY

SOLID RETURNS

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Focus on Core Business

(In Billions)

Assets	Liabilities

[CHART APPEARS HERE]	[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Improving Balance Sheet Quality

At December 31, 1999	At December 31, 2005
Assets	Assets

[CHART APPEARS HERE]	[CHART APPEARS HERE]

Liabilities & Shareholders’ Equity	Liabilities & Shareholders’ Equity

[CHART APPEARS HERE]	[CHART APPEARS HERE]

Total Assets: $22,696,536	Total Assets: 22,380,271

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Financial Highlights

		2005	2004 (1)	Change

•	Diluted earnings per share	$2.26	$2.09	+ 8%
•	Return on average assets	1.02%	1.01%	+ 1%
•	Return on average equity	17.06%	16.50%	+ 3%
•	Return on average tangible equity(2)	19.72%	19.04%	+ 4%

•	Tenth stock repurchase program completed 1Q06

• Shares repurchased – 6.6 million common shares in 2005

•	Eleventh stock repurchase program commenced 1Q06

• 10 million common shares authorized for repurchase

•	Annualized dividend yield – 3.40%

[LOGO OF ASTORIA FINANCIAL CORPORATION]

1-4 Family Mortgage Lending

•	Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio

	–	Minimizes interest rate risk

•	Multiple delivery channels provide flexibility & efficiency

	–	Retail*

	–	Commissioned brokers covering 24 states*

	–	Third party originators – correspondents covering 44 states*

•	Secondary marketing capability

	–	Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

•	Geographically diversified portfolio

	–	Reduces lending concentrations

* All loans underwritten to Astoria’s stringent standards. Broker and correspondent networks also include D.C.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Geographic Composition of 1-4 Family Loan Portfolio

At December 31, 2005

[CHART APPEARS HERE]

Total 1-4 Family Loan Portfolio
$9.8 Billion

[LOGO OF ASTORIA FINANCIAL CORPORATION]

1-4 Family Mortgage Loan Originations

(In Billions)

By Product Type

[CHART APPEARS HERE]

Net portfolio growth:	$	+843.5 M	$	+254.7 M	$(895.7)M	$(238.3)M	$	+83.7 M	$	+703.2 M
Weighted Avg. Portfolio Coupon at Period End		7.33%		7.01%	6.33%	5.26%		5.05%		5.19%

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Multifamily/Commercial Real Estate Lending

•	Solid and growing Multifamily/CRE portfolio

	•	$3.9 billion in portfolio

		—	Weighted Average Coupon at December 31, 2005: 5.80%

	•	Conservative underwriting – Average LTV < 65%

	•	Average loan in portfolio < $1 million

	•	Approximately 85% of multifamily portfolio is subject to rent control or rent stabilization

	•	11% growth in 2005

Note: LTV is based on current principal balances and original appraised values.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Multifamily/CRE Portfolio Growth

(In Billions)

[CHART APPEARS HERE]

% of total loans	11%	14%	20%	25%	27%	27%

Average loan balance outstanding is < $1 million.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Asset Quality Focus

•	Minimal credit risk

	•	Conservative underwriting, top quality loans, low LTVs

		—	Net charge-offs of one basis point or less for each of the last 5 years

	•	No sub-prime or option ARM lending

	•	99+% of all loans secured by real estate

•	Strong reserves

	•	Non-performing assets: 0.30% of total assets

	•	Allowance for loan losses/non-performing loans: 125%

•	Top quality MBS portfolio

	•	Primarily GSE, agency or ‘AAA’ rated

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Low Credit Risk Loan Portfolio Composition

At December 31, 2005

[CHART APPEARS HERE]

Total Portfolio:  $14.4 billion*
Average LTV:  64%

Excludes loans held for sale; LTV based on current principal balance and original appraised value.
* Includes net unamortized premium and net deferred loan costs.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Low Credit Risk MBS Portfolio

At December 31, 2005

[CHART APPEARS HERE]

Total MBS Portfolio Classification

Available-for-sale -	$1.7B
Held-to-maturity -	$4.7B

Total	$6.4B
Average Life:	4.0 years

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Interest Rate Risk Management

•	One year gap: -6.79%

•	Key balance sheet components

	•	Short-term hybrid adjustable-rate mortgage loan portfolio

	•	Short weighted average life MBS portfolio

Offset by:
	•	Large core deposit(3) base – provides natural hedge against rising rates

	•	Longer-term CDs

—

Over the past twelve months, $1.3 billion of non-callable CDs with maturities of 18 months or greater were issued or repriced with a weighted average rate of 3.85% and a weighted average original maturity of 2.6 years

	•	Borrowings – as needed

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Retail Banking

•	Acquisition vs. de-novo branching

•	Differentiating from competition

	–	Maintain pricing discipline

	–	Pro-active sales culture

	–	Focus on customer service

•	Importance of deposits in interest rate risk management (CDs vs. core)

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Leading Retail Banking Franchise

$12.8 billion in deposits, 86 banking office network
Serving the Long Island market since 1888

•	Low cost/stable source of funds – average cost: 2.43%*

	—	Core Deposits total $5.3 billion, at an average cost of 0.69%*

	—	Checking accounts total $1.6 billion, or 29% of core deposits

•	Banking offices with high average deposits contribute to efficiency

	—	Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $149 Million

	—	Westchester Offices (3) – Average Deposits of $150 Million

•	Alternative delivery channels

	—	ATM’s, telephone and Internet banking

* Average cost for the quarter ended December 31, 2005.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:
#1- all thrifts,  #4- all financial institutions

[GRAPHIC APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Well Positioned in Each of Our Key Markets

Deposits

	Nassau
($ in millions)
Institution	Total	Share	Branches

1. North Fork	$7,154	15%	60
2. Chase	6,536	14	33
3. Citigroup	5,971	13	54
4. Astoria	4,711	10	29
5. NY Community	4,329	9	40
Total	$46,692		447

Median household income: $85,608

	Suffolk
($ in millions)
Institution	Total	Share	Branches

1. North Fork	$9,349	28%	66
2. Chase	4,827	15	36
3. Astoria	2,837	9	25
4. WaMu	2,528	8	35
5. Citigroup	2,310	7	28
Total	$32,984		415

Median household income: $76,730

	Queens
($ in millions)
Institution	Total	Share	Branches

1. Chase	$6,096	17%	43
2. North Fork	4,982	14	54
3. Citigroup	4,426	12	29
4. NY Community	3,401	9	34
5. Astoria	3,177	9	17
Total	$36,687		370

Median household income: $49,781

	Brooklyn
($ in millions)
Institution	Total	Share	Branches

1. Chase	$6,177	20%	40
2. Citigroup	3,660	12	25
3. WaMu	3,527	11	24
4. HSBC	3,478	11	26
5. Independence	3,410	11	21
Astoria (#7)	1,608	5	12
Total	$31,683		275

Median household income: $38,080

U.S. Median HHI: $49,747/NY State Median HHI: $51,187

Source: FDIC Summary of Deposits.  NY Community pro-forma deposits with LICB and Atlantic Bank acquisitions.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

(Dollars in millions) Institution	Deposits	June 05/04 Growth	Market Share	Branches	Average Deposits

1. North Fork	$24,489	$2,582	16.5%	207	$118
2. Chase	23,637	(89)	16.0	152	156
3. Citibank	16,367	510	11.1	136	120
4. ASTORIA*	12,333	692	8.3	83	149
5. Washington Mutual	10,713	540	7.2	112	96
6. NY Community	10,339	1,733	7.0	125	83
7. HSBC	9,389	374	6.3	90	104
8. Bank of America	5,473	(1,545)	3.7	110	50
9. Independence	4,702	831	3.2	37	127
10. Bank of New York	3,819	(194)	2.6	106	36

Total – Top 10	$121,261	$5,434	81.9%	1,158	104
Total - Core Market	$148,045	$7,454		1,507	98

* Astoria does not utilize broker deposits. Deposits shown are retail community deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2005.  NY Community pro-forma deposits with LICB & Atlantic Bk acquisitions.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Market Share Trend – 1999 - 2005

Brooklyn, Queens, Nassau and Suffolk

(Dollars in millions) Institution	Deposits	June 99-05 Growth	Market Share	Market Share Gain/Loss	Change in # of Branches 99-05

1. Chase	$23,637	$8,152	16.0%	2.1%	- 17
2. North Fork	24,489	7,112	16.5	0.9	+ 12
3. ASTORIA*	12,333	3,139	8.3	0.0	- 1
4. Citibank	16,367	2,526	11.1	(1.3)	- 21
5. NY Community	10,339	2,297	7.0	(0.2)	+ 25
6. Independence	4,702	1,527	3.2	0.3	+ 8
7. Washington Mutual	10,713	1,523	7.2	(1.1)	+ 34
8. HSBC	9,389	858	6.3	(1.4)	- 10
9. Bank of New York	3,819	374	2.6	(0.5)	- 5
10. Bank of America	5,473	(2,465)	3.7	(3.4)	- 14

Total - Top 10	$121,261	$25,043	81.9%		+11
Total - Core Market	$148,045	$36,702			+ 123

* Astoria does not utilize broker deposits. Deposits shown are retail community deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2005. Includes mergers and acquisitions and pending acquisitions.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Sales Initiatives – PEAK Process

Performance based on Enthusiasm, Actions and Knowledge

•	A “needs” based approach to sales rather than “product” based approach

•	Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network

•	Incentives for strong performance, both individual and team

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Customer Satisfaction Survey

Key Findings: Favorably Positioned Against Competitors

•	71% of Astoria customers are highly satisfied

•	71% of Astoria customers are highly likely to recommend Astoria to friend/family member

•	Satisfaction with the branch is by far the strongest driver of overall satisfaction

	–	86% of Astoria customers are highly satisfied with quality of branch service

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Deposit Growth - Core

TOTAL BUSINESS DEPOSITS	TOTAL CHECKING DEPOSITS	LIQUID CDs

[CHART APPEARS HERE]	[CHART APPEARS HERE]	[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Deposit Composition

At December 31, 2005

[CHART APPEARS HERE]

Total - $12.8 Billion
Core - $5.3 Billion @ 0.74%

Average Rate: 2.48%

[LOGO OF ASTORIA FINANCIAL CORPORATION]

G&A Expense Ratio(4)

[CHART APPEARS HERE]

*	Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended September 30, 2005. AF is for the twelve months ended December 31, 2005.

Source: SNL Financial – Median Ratios

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Goodwill Claim Update

•	One of the industry’s largest goodwill litigation claims

	–	$785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)

	–	$635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)

•	U.S. Court of Federal Claims awarded AF damages of $436 million on September 15, 2005 in the LISB case

	–	Notice of Appeal filed by the government on December 14, 2005

[LOGO OF ASTORIA FINANCIAL CORPORATION]

2006 Outlook

Challenges

•	Flat yield curve

	•	Continued margin compression within core business

	•	Continued decline in wholesale spreads

Strategies

•	Remain focused

	•	Grow loans and deposits

		–	Maintain credit standards

		–	Maintain pricing discipline

	•	Reduce non-core business activities through normal cash flow

		–	Reduce securities $1.5 billion

		–	Reduce borrowings $1.5 billion

		–	Reduce earning assets $1.0 billion

•	Maintain superior operating efficiency

•	Continue buying back AF stock

Objective: Produce solid returns

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Investment Merits

•	Strong balance sheet – superior asset quality

•	Attractive banking franchise

• Dominant deposit market share in core market

•	Superior operating efficiency

•	Well capitalized

•	Proactive Capital Management

• Stock repurchase program in place

• 27% compounded annual growth in dividend*

• Over $1.9 billion returned to shareholders in the past 9 years

* CAGR from 1995, commencement of quarterly dividend, to 1Q06 annualized

[LOGO OF ASTORIA FINANCIAL CORPORATION]

AF: A Record of Enhancing Shareholder Value

Addendum

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Ownership Profile

December 31, 2005

[CHART APPEARS HERE]

Shares Outstanding: 104,967,280

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Acquisition History

Year	Thrift	# Branches	Assets

			(in millions)
1973	Metropolitan Federal	2	$50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal	1	25
1987	Oneonta Federal	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600

	Total	86	$11,590

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Tangible Book Value/Book Value Growth(5,6)

(Dollars per common share)

[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

1- 4 Family Mortgage Loan Originations

(In Billions)

By Delivery Channel

[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Geographic Composition of 1- 4 Family Loan Originations

For the twelve months ended December 31, 2005

[CHART APPEARS HERE]

Total 1-4 Family Originations: $3.3 Billion

Excludes home equity

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Geographic Composition of Total Mortgage Loan Originations

For the twelve months ended December 31, 2005

[CHART APPEARS HERE]

Total Mortgage Loans Originated: $4.3 Billion

Excludes home equity

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Interest Rate Risk Management

	CDs Issued or Repriced*	Weighted Average Rate	Weighted Average Original Term

1Q05	$595.0 Million	3.63%	32 months
2Q05	$351.5 Million	3.78%	31 months
3Q05	$150.1 Million	4.19%	28 months
4Q05	$208.5 Million	4.37%	29 months

TOTAL	$1.3 Billion	3.85%	2.6 years

* Non-callable CDs issued or repriced during the period with an original maturity of 18 months or greater

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Footnotes/Glossary

(1)

Operating earnings, operating EPS and operating returns for 2004 reflect net income and EPS determined in accordance with GAAP adjusted to exclude the effect of a fourth quarter other-than-temporary impairment after-tax non-cash charge of $9.6 million, or $0.09 EPS.  For a reconciliation of 2004 operating earnings and operating EPS to 2004 GAAP net income and EPS, please refer to the table on page 43.

(2)	Average tangible equity represents average equity less average goodwill.

(3)	Core deposits include savings, money market, checking and Liquid CD accounts.

(4)	G&A expense ratio represents general and administrative expense divided by average assets.

(5)	Tangible book value per share represents stockholders’ equity less goodwill divided by outstanding shares, excluding unallocated ESOP shares.

(6)	Book value per share represents common stockholders’ equity divided by outstanding common shares, excluding unallocated ESOP shares.

NPA	–	Non-Performing Assets	CAGR	–	Compounded Annual Growth Rate
MBS	–	Mortgage-Backed Securities	CRE	–	Commercial Real Estate
LTV	–	Loan-To-Value ratio	GSE	–	Government Sponsored Enterprise
ROTE	–	Return On Average Tangible Equity	ESOP	–	Employee Stock Ownership Plan
ARM	–	Adjustable Rate Mortgage	EPS	–	Diluted Earnings Per Share
GAAP	–	Generally Accepted Accounting Principles

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Reconciliation of GAAP Net Income to Operating Earnings

Operating earnings, operating EPS and operating returns, representing net income and EPS determined in accordance with GAAP, excluding the effects of the after-tax non-cash charge noted below, provide a meaningful comparison for effectively evaluating Astoria’s operating results.

	For the Twelve Months Ended December 31, 2004

(In Thousands, Except Per Share Data)	GAAP	Adjustments	Operating

Net interest income after provision for loan losses	$470,566	$—	$470,566
Non-interest income	80,084	16,520	96,604
Non-interest expense	225,011	—	225,011

Income before income tax expense	325,639	16,520	342,159
Income tax expense	106,102	6,945	113,047

Net income	$219,537	$9,575	$229,112

Basic earnings per common share	$2.03	$0.09	$2.12

Diluted earnings per common share	$2.00	$0.09	$2.09

The above adjustments relate to the $16.5 million other-than-temporary impairment write-down on $120.0 million of Freddie Mac perpetual preferred stock and the related tax effects.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Long Island’s Premier  Community Bank

www.astoriafederal.com